                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                           SUNSTAR HEALTHCARE, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                           SUNSTAR HEALTHCARE, INC.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11*:

    (4) Proposed maximum aggregate value of transaction:
--------------------
*Set forth the amount on which the filing is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                            SUNSTAR HEALTHCARE, INC.

                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 16, 1996

                              -------------------

TO THE SHAREHOLDERS OF SUNSTAR HEALTHCARE, INC.

          Notice is hereby given that the Annual Meeting of Shareholders of SunStar Healthcare, Inc., a Delaware corporation (the "Company"), will be held at the the Hyatt Regency Orlando International located at 9300 Airport Boulevard, Orlando, Florida on December 16, 1996 at 10:00 a.m. (EST), to consider and vote upon the following proposals, all of which are more completely set forth in the accompanying Proxy Statement:

          1.  To elect seven (7) directors to serve for a one year term.

          2. To ratify the selection of KPMG Peat Marwick LLP, independent certified public accountants, as auditors for the fiscal year ending July 31, 1997.

          3. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on November 14, 1996, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                              By order of the Board of Directors,

                              /s/ David A. Jesse

                              David Jesse, Executive Vice President

Orlando, Florida
Date: November 18, 1996

A FORM OF PROXY AND THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED JULY 31, 1996, ARE ENCLOSED. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSE ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IN THE UNITED STATES.

                            SUNSTAR HEALTHCARE, INC.

                              -------------------

                                PROXY STATEMENT
                                      for
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 16, 1996

                              -------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SunStar Healthcare, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock") for use at the 1996 Meeting of Shareholders of the Company to be held at 10:00 a.m. (EST), on Monday, December 16, 1996, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

     The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Shareholders is November 18, 1996. Shareholders should review the information provided herein in conjunction with the Company's 1996 Annual Report, which accompanies this Proxy Statement. The Company's principal executive offices are located at 521 East State Road 434, Longwood, Florida, 32750, and its telephone number is (407) 339-4997.


                            PURPOSES OF THE MEETING

     At the Annual Meeting the Company's Shareholders will consider and vote upon the following matters:

     (1) The election of seven members to the Company's Board of Directors to serve until their successors are duly elected and qualified;

     (2) The ratification of KPMG Peat Marwick, LLP, as the Company's independent auditors for the fiscal year ending July 31, 1996; and

     (3) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

     Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted (a) FOR the election of the seven nominees for directors named below; and (b) FOR the ratification of the appointment of KPMG Peat Marwick LLP, as the Company's independent auditors. In the event a shareholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specification so made. The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

                OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The Board of Directors has set the close of business on November 14, 1996 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 2,395,000 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

     The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock present and voting at the Annual Meeting is required to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

     Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

     Pursuant to Delaware law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. However, abstentions are treated as present and entitled to vote and thus have the effect of a vote against a matter. A broker non-vote on a matter is considered not entitled to vote on that matter and thus is not counted in determining whether a matter requiring the approval of a majority of the shares present and entitled to vote has been voted.

     A list of shareholders entitled to vote at the Annual Meeting will be available at the Company's offices 521 East State Road 434, Longwood, Florida 32750 for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any shareholder.

     A SHAREHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY AT ITS OFFICES, BY EXECUTING A LATER-DATED PROXY OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROXIES THAT ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

                                   MANAGEMENT

     The Company currently has seven directors serving on its Board. The directors and executive officers of the Company are as follows:


        Name                 Age                     Position
        ----                 ---                     --------
Warren D. Stowell             44  President, Chief Executive Officer & Chairman
                                  of Board of Directors
David Jesse                   47  Exec. Vice President, Chief Operating Officer
                                  & Director
Frederick H. Fialkow          65  Director
Steven Fialkow                37  Director
Bernard Levine, M.D.          67  Director
Dean L. Sloane                50  Director
Richard Seidelman, M.D.       38  Director


          Warren D. Stowell has been President and Chief Executive Officer of
          -----------------
the Company since December 1995, Chairman of the Board of Directors of the Company since March 1996, and President and Chief Executive Officer of each of the Company's subsidiaries, Brevard Medical Centers, Inc. ("Brevard"), First Health, Inc. ("First Health" and SunStar Health Plan, Inc. (formerly known as Boro Medical Corp.) since November 1, 1995. From July 1993 through November 1995, Mr. Stowell served as Chief Operating Officer, Insurance Division, for Ramsay HMO, Inc., an HMO operating in the State of Florida. From June 1991 until July 1993, Mr. Stowell was President and Chief Executive Officer of Care Florida, Inc. From May 1988 to May 1991, Mr. Stowell served as President and Chief Executive Officer of H.I.P. Network of Florida.

          David Jesse has been Executive Vice President, Chief Operating Officer
          -----------
and a director of the Company since January 1996. Prior to his association with the Company, Mr. Jesse had been a principal of Masters & Jesse Co., LPA, a legal professional association, commencing in March 1993. From May 1992 to February 1993, he was Vice President and General Counsel of Care Florida, Inc., a health maintenance organization based in Miami, Florida. From 1988 to 1992, Mr. Jesse was an associate with the law firm of Climaco, Climaco, Seminiatore, Lefkowitz & Garafoli in its health care law department. Prior thereto, from 1984 to 1987, Mr. Jesse was the Vice President and General Counsel of HealthAmerica Corporation of Ohio, a health maintenance organization based in Cleveland, Ohio.

          Frederick H. Fialkow has been a director of the Company since December
          --------------------
of 1995. Since February 1988, Mr. Fialkow has been Chairman of the Board, President and Chief Executive Officer of National Home Health Care Corp., a publicly held Delaware corporation ("National") and a principal shareholder of the Company. Mr. Fialkow is the father of Steven Fialkow.

          Steven Fialkow has been a director of the Company since December 1995.
          --------------
Mr. Fialkow has served as Secretary of National since September 1995, as Executive Vice President of New England Home Care, Inc. since August 1995 and as a director of National since December 1991. Prior thereto he served as Executive Vice President of Health Acquisition Corp. from May 1994 to August 1995. He has served as President of National HMO (New York), Inc. from April 1989 to April 1994 and Vice President of National HMO (New York) Inc. from August 1984 to March 1989. Steven Fialkow is a certified public accountant. He is the son of Frederick H. Fialkow.

          Bernard Levine, M.D. has been a director of the Company since December
          -------------------
1995. Dr. Levine as a private investor, primarily in the healthcare industry. Since 1962, he has been a Professor of Internal Medicine at New York University School of Medicine with a sub-specialty in allergy and immunology. Dr. Levine also serves as a director of National and was a director of Cypros Pharmaceutical Corp. until October 22, 1996.

          Dean L. Sloane has been a director of the Company since February 1996.
          --------------
Mr. Sloane has served as Chairman of the Board, President, Chief Executive Officer and a director of Community Medical Transport, Inc. since December 1988. From 1973 to 1988, Mr. Sloane served as Chief Executive Officer of Prime Medical Services Inc. (formerly known as C.P. Rehab Corp.), a public specialty medical management service company. Mr. Sloane co-founded and served as Chairman of the Board of National from 1983 to 1986. Mr. Sloane also served as a director of EPIC Health Group, Inc., a public mail order pharmaceutical company, from 1984 to 1986.

          Richard Seidelman, M.D. has been a director of the Company since
          ----------------------
February 1996. Since June 1989, Dr. Seidelman has been a pulmonary care physician in private practice in South Florida. Dr. Seidelman is a graduate of the University of Pennsylvania and received his M.D. degree from Hahnemann University. He completed his residency in internal medicine at Georgetown University/VA Medical Center and his fellowship in pulmonary medicine at George Washington University.

Election of Directors and Officers

          All directors of the Company hold office until the next annual meeting of the stockholders or until their successors have been elected and qualified. The officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's stockholders, and hold office until their death, resignation or removal from office.

Committees and Meetings of the Board of Directors

          During the fiscal year ended July 31, 1996, the Board of Directors held one meeting, which was attended by all Board Members, and took action three additional times by unanimous written consent.

          The Board of Directors plans to establish an audit committee and a compensation committee during its current fiscal year. The Company does not have a nominating committee.

Compliance with Section 16(a) of the Securities Exchange Act of 1934.

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten
(10) percent of the Company's Common Stock, to file with the SEC and NASDAQ initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock of the Company. Such persons are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) forms they file. Based solely on a review of the copies of such reports furnished to the Company, the initial reports of beneficial ownership for National and Messrs. Jesse, Stowell, Seidelman, Sloane, Levine, S. Fialkow and F. Fialkow were inadvertently filed late.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

          No executive officer of the Company received compensation in excess of $100,000 during fiscal 1995 or 1996 in connection with services rendered to or on behalf of the Company. Except as set forth in the table below, no bonuses or other compensation was paid during the fiscal year ended July 31, 1996. The summary compensation for the Company's Chief Executive Officers is as follows:

                           SUMMARY COMPENSATION TABLE

                                 Annual Comp.                      Long Term Comp.
                                 ------------                      ---------------
                                                         Restricted
                        Fiscal                   Other      Stock
                         Year                    Annual    Awards     Options/     LTIP
Name and Position       Ended    Salary   Bonus  Comp.       ($)      SARs (#)    Payouts
-----------------       -----    ------   -----  -----       ---      --------    -------
Warren D. Stowell       1996    $95,193.  $ --   $  --     $ --       250,000(3)  $  --
  President, CEO (1)
                        1995          --    --      --       --            --        --
                        1994          --    --      --       --            --        --

Gerald Kline            1996    $49,140.    --      --       --            --        --
  President, CEO (2)
                        1995    $98,280.    --      --       --            --        --
                        1994    $93,600.    --      --       --            --        --

--------------
(1) Mr. Stowell is President and CEO of SunStar Healthcare, Inc., and its subsidiaries, Brevard Medical Centers, Inc., First Health, Inc., and SunStar Health Plan, Inc.

(2) Mr. Kline received such compensation as the President and CEO of Brevard and First Health. He resigned from those offices in October 1995.

(3) Granted pursuant to Mr. Stowell's employment agreement. One-fourth of the options are exercisable immediately, and shall be exercisable as to one-fourth of the remaining shares thereby on each of three (3) successive anniversaries of the date of grant, subject to Mr. Stowell's employment by the Company.


Option Grants to Executive Officers During the Fiscal Year

     The following table sets forth information concerning options granted during the fiscal year ended July 31, 1996 to those persons named in the preceding Summary Compensation Table:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                         % of
                                        Total
                                       Options
                        Numbers of     Granted
                        Securities       to         Exercise
                        Underlying    Employees      Price
                         Options      in Fiscal     ($ per     Expiration
     Name                Granted         Year        share)       Date
     ----                -------      ---------     --------   ----------
Warren D. Stowell       250,000 (1)     71.43%        $.25      None (2)

----------------

(1) This represents a non-qualified stock option granted exclusive of the Company's 1996 Stock Option Plan granted pursuant to Mr. Stowell's employment agreement. One-fourth of the options are exercisable immediately, and shall be exercisable as to one-fourth of the remaining shares thereby on each of three (3) successive anniversaries of the date of grant, subject to Mr. Stowell's employment by the Company.

(2)  Subject to conditions of employment with the Company.


Aggregated Option Exercises and Fiscal Year End Option Value Table

     The following table sets forth information concerning the value of unexercised stock options at July 31, 1996 for those persons named in the Summary Compensation Table:

                   AGGREGATED OPTIONS IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

                        Number of Securities         Value of Unexercised
                       Underlying Unexercised        In-The-Money Options
                     Options at Fiscal Year End       at Fiscal Year End
       Name          Exercisable/Unexercisable    Exercisable/Unexercisable
       ----          --------------------------  ----------------------------
Warren D. Stowell         62,500/187,500             $278,320/$834,961(1)

-------------------------

(1) The dollar values were calculated by determining the difference between the fair market value at fiscal year-end of the Common Stock underlying the options and the exercise price of the options. The last sale price of a share of the Company's Common Stock on July 31, 1996 as reported by Nasdaq was $4 45/64.

Employment Agreements

     The Company entered into an employment agreement, effective as of May 15, 1996, with Warren D. Stowell pursuant to which he is employed full-time as the Company's President and Chief Executive Officer. The agreement expires on the second anniversary of the date of May 15, 1996, provided that the agreement may be renewed for successive one (1) year periods unless, thirty (30) days prior to the expiration of the agreement, either party notifies the other of its election not to renew the agreement. The agreement also provides that for so long as Mr. Stowell remains employed by the Company, he shall serve as a member of the Company's Board of Directors and shall have the right to designate one (1) additional member to the Board of Directors. David Jesse is Mr. Stowell's current designee. The agreement provides for an annual salary of $125,000, payable commencing May 15, 1996, increasing to $150,000 per annum on May 15, 1997. Mr. Stowell's employment agreement contains a confidentiality provision and a covenant not to compete with the Company for a period of six (6) months following termination of employment.

     In addition, the Company granted to Mr. Stowell options to purchase an aggregate of 250,000 shares of Common Stock at an exercise price equal to $.25 per share. The options are currently exercisable as to one-fourth of the shares covered thereby and shall be exercisable as to an additional one-fourth of the shares covered thereby on each of the first, second and third anniversaries of January 28, 1996, provided that Mr. Stowell is employed by the Company on such dates. Commencing two (2) years after May 15, 1996, the Company has agreed to use its best efforts to file a registration statement under the Securities Act to register the shares of Common Stock issuable to Mr. Stowell pursuant to the exercise of such options. No options have been exercised as of July 31, 1996.

     The Company entered into an employment agreement, effective as of May 15, 1996, with David Jesse pursuant to which he is employed full-time as the Company's Executive Vice President and Chief Operating Officer. The agreement expires on May 15, 1998, provided that the agreement may be renewed for successive one (1) year periods unless, at least thirty (30) days prior to the expiration of the agreement, either party notifies the other of its election not to renew the agreement. The agreement provides for an annual salary of $100,000, payable commencing on May 15, 1996, increasing to $135,000 per annum on May 15, 1997. Mr. Jesse's employment agreement contains a confidentiality provision and a covenant not to compete with the Company for a period of six (6) months following termination of employment.

     In addition, the Company granted to Mr. Jesse options to purchase an aggregate 75,000 shares of Common Stock. Options to purchase 25,000 shares of Common Stock, at an exercise price of $.25 per share are currently exercisable. The remaining 50,000 options, which have been granted pursuant to the Company's 1996 Stock Option Plan and which have an exercise price of $5.00 per share, shall be exercisable as to one-fourth of the shares covered thereby on each of the first four (4) anniversaries of the date of May 15, 1996, provided that Mr. Jesse is employed by the Company on such dates. Commencing two (2) years after May 15, 1996, the Company has agreed to use its best efforts to file a registration statement under the Securities Act to register the Common Stock issuable to Mr. Jesse pursuant to the exercise of such options. No options have been exercised as of July 31, 1996.


Director Compensation

     Directors who are employees of the Company do not receive compensation for serving as directors. Each director who is not an employee of the Company will receive a fee of $2,500 for attendance at each Board of Directors meeting. All directors will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors and for other expenses incurred in their capacity as directors of the Company.

     In accordance with the Company's 1996 Stock Options Plan, each non-employee director of the Company has been granted non-qualified stock options to purchase 7,500 shares of Common Stock exercisable at a price equal to the fair market value of the Common Stock on the date of grant.


THE COMPANY'S STOCK OPTION PLAN

     In February 1996, the Board of Directors of the Company adopted, and National (the Company's sole stockholder at that time) approved, the Company's 1996 Stock Option Plan (the "Option Plan") pursuant to which 200,000 shares of Common Stock currently are reserved for issuance upon the exercise of options designated as either (i) options intended to constitute incentive stock options ("ISO's") under the Internal Revenue Code of 1986, as amended (the "Code"), or
(ii) non-qualified options. ISOs may be granted under the Option Plan to employees and officers of the Company. Non-qualified options may be granted to consultants, directors (whether or not they are employees), employees or officers of the Company.

     The Option Plan is intended to qualify under the Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and is administered by a committee of the Board of Directors, provided that the full Board of Directors currently is administering the Option Plan. The Board of Directors or the committee, as the case may be, within the limitations of the Option Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the exercise price per share and the manner of exercise and the time, manner and form of payment upon exercise of an option. Unless sooner terminated, the Option Plan will expire on February 13, 2006.

     The aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company) may not exceed $100,000 and options to purchase no more than 50,000 shares may be granted under the Option Plan to any single optionee in any calendar year. Non-qualified options granted under the Option Plan may not be granted at a price less than 90% of the fair market value of the Common Stock on the date of grant. Options granted under the Option Plan will expire not more than ten (10) years from the date of grant (five [5] years in the case of ISOs granted to persons holding 10% or more of the voting stock of the Company). All options granted under the Option Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution. In general, upon termination of employment of an optionee, all options granted to such person which are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate ninety (90) days following the termination of employment.

     The Option Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to options which expire without being exercised or which are canceled as a result of cessation of employment are available for further grants. No shares of Common Stock may be issued to any optionee until the full exercise price has been paid. The Board of Common Stock may be issued to any optionee until the full exercise price has been paid. The Board of Directors or the committee, as the case may be, may grant individual options under the Option Plan with more stringent provisions than those specified in the Option Plan.

     The Option Plan provides that each non-employee director automatically receives, upon first becoming a non-employee director, a grant of an option to purchase 7,500 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock. Each non-employee director option expires five (5) years from the date of grant.

     The Company has granted options to purchase an aggregate of 75,000 shares under the Option Plan, exclusive of non-employee director options to purchase an additional 37,500 shares granted as of May 15, 1996, none of which options has been exercised.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth certain information as of September 30, 1996, regarding beneficial ownership of the Company's Common Stock by: (i) each director and executive officer of the Company, (ii) all directors and executive officers as a group, and (iii) all persons known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock. Unless otherwise noted, all persons named in the table have the sole voting and dispositive power with respect to Common Stock beneficially owned.

                                                            Percentage of
    Name and Address of        Amount and Nature of       Outstanding Shares
   Beneficial Owners(1)        Beneficial Ownership             Owned
   --------------------        --------------------       ------------------
National Home Health Care            900,000                     37.6%
 Corp.
    700 White Plains Rd.,
    Scarsdale, NY 10583
Bernard Levine, M.D.                 188,600  (3)                 7.9%
Frederick H. Fialkow                  42,500  (4)                 1.8%
Warren D. Stowell                     62,500  (2)                 2.6%
David Jesse                           25,000  (2)                 1.0%
Dean Sloane                           27,500  (4)                 1.1%
Steven Fialkow                         7,500  (2)                   *
Richard Seidelman, M.D.               12,500  (5)                   *

All directors and                    366,100  (2)-(5)            15.3%
 executive officers as a
 group (7 persons)

Underwriters                         130,000  (6)                 5.4%

-------------
* Less than 1%

(1) Unless otherwise indicated, the address of each of these persons is SunStar Healthcare, Inc., 521 East State Road 434 Longwood, Florida, 32750

(2)  Consists of shares issuable under immediately-exercisable options.

(3) Includes 7,500 shares of Common Stock issuable pursuant to immediately exercisable stock options.

(4) Includes 7,500 shares of Common Stock issuable pursuant to immediately exercisable stock options.

(5) Includes 7,500 shares of Common Stock issuable pursuant to immediately exercisable stock options.

(6) Represents Common Stock issuable pursuant to currently exercisable warrants.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On January 29, 1996, National made a capital contribution to the Company of all of its shares of capital stock of Brevard and First Health, constituting all of the issued and outstanding capital stock of each of Brevard and First Health.

     Upon consummation of the initial public offering on May 15, 1996, National continued to own 37.6% of the outstanding Common Stock of the Company. Certain directors of the Company are also officers, directors and/or principal stockholders of National and, consequently, may be able, through National, to direct the election of the Company's directors, effect significant corporate events and generally direct the affairs of the Company. The Company does not intend to enter into any transactions with National or its affiliates by a majority of the independent and disinterested members of the Board of Directors and, to the extent deemed necessary or appropriate by the Board of Directors, the Company will obtain a fairness opinion and stockholder approval in connection with any such transaction.

     The Company has granted to Warren D. Stowell (the President, Chief Executive Officer and a director of the Company and David Jesse (the Executive Vice President, Chief Operating Officer and a director of the Company options to purchase 250,000 and 25,000 shares, respectively, of Common Stock at an exercise price per share of $.25 in connection with their respective employment by the Company. Mr. Stowell's options are currently exercisable as to one-fourth of the shares covered thereby and shall be exercisable as to one-fourth of the shares covered thereby on each of the first, second and third anniversaries of January 28, 1996, provided that Mr. Stowell is employed by the Company on such dates. Mr. Jesse's options are currently exercisable. Commencing two years after May 15, 1996, the Company has agreed to use its best efforts to file a registration statement under the Securities Act to register the shares of Common Stock issuable to Mr. Stowell and Mr. Jesse pursuant to exercise of such options.

     The Company has agreed to use its best efforts to include 83,000 shares of Common Stock held by National in a registration statement to be filed under the Securities Act two years after May 15, 1996.


                         PROPOSALS TO THE SHAREHOLDERS

     The Board of Directors unanimously approved each of the following proposals effective November 7, 1996 for presentation to the Company's shareholders.

PROPOSAL 1.  ELECTION OF DIRECTORS

     It is intended that the votes will be cast pursuant to the accompanying proxy for the nominees named below, unless otherwise directed. The Board has no reason to believe that the nominees will become unavailable. However, in the event that a nominee should be unavailable, proxies solicited by the Board will be voted for the election of a substitute nominee designated by the Board.

     The Board is presently comprised of seven (7) directors and each director serves until the next annual meeting of stockholders or until their respective successors are elected and qualified.

     Set forth below are the nominees. For biographical information regarding the nominees, see "MANAGEMENT."

                                    NOMINEES
                                    --------

                               Warren D. Stowell
                                  David Jesse
                               Frederick Fialkow
                              Bernard Levine, M.D.
                                 Dean L. Sloane
                            Richard Seidelman, M.D.
                                 Steven Fialkow

     Proxies cannot be voted for a greater number of persons than the seven (7) nominees named above. The Directors will be elected by a plurality of the votes cast, either in person or by proxy, at the Annual Meeting

     The Board recommends a vote in favor of the proposed nominees for election to the Board.


PROPOSAL 2.  SELECTION OF AUDITORS

     Richard A. Eisner & Company, LLP ("Eisner"), was previously the principal accountant for the Company. On August 27, 1996, that firm's appointment as principal accountant was terminated and KPMG Peat Marwick, LLP, was engaged as the Company's independent accountants. The decision to change accountants was approved by the Board of Directors. In connection with the audits of the two fiscal years ended July 31, 1994 and July 31, 1995, and the subsequent interim period through August 27, 1996, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. The audit report of Eisner on the consolidated financial statements of the Company and subsidiaries as of and for the years ended July 31, 1995 and 1994, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Representatives of KPMG Peat Marwick, LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions. They will be given the opportunity to make a statement if they desire to do so.

     While ratification by shareholders of this appointment is required by law or the Company's Certificate of Incorporation or Bylaws, management of the Company believes that such ratification is desirable. In the event this appointment is not ratified by an affirmative vote of shareholders holding a majority of the Company's issued an outstanding Common Stock, in attendance at the meeting, either in person or by proxy, the Board of Directors of the Company will consider that fact when it appoints independent public accountants for the next fiscal year.

     The Board recommends a vote in favor of this proposal.

                                 OTHER MATTERS

     The Board of Directors knows of no business which will be presented for action at the Annual Meeting other than as set forth in this Proxy Statement, but if any matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.


                             SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 1997 Annual Meeting of Shareholders of the Company must be received by the Company not later than July 18, 1997, at its principal executive offices, located at 521 East State Road, Longwood, Florida 32750, Attention: David Jesse, Executive Vice President for the inclusion in the proxy statement and proxy relating to the 1997 Annual Meeting of Shareholders.


                              COST OF SOLICITATION

     The entire cost of solicitation of proxies by the Board of Directors will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, facsimile, telephone and telegram by directors, officers and employees of the Company. The Company expects to reimburse brokers or other persons for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ David A. Jesse

                              DAVID JESSE, Executive Vice President

Orlando, Florida
November 18, 1996

                                                               SHAREHOLDER PROXY
                            SUNSTAR HEALTHCARE, INC.
 THIS SHAREHOLDER PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY
              FOR ANNUAL MEETING OF SHAREHOLDERS DECEMBER 16, 1996

     The undersigned hereby appoints Warren D. Stowell and David Jesse, or either of them, as proxies, each with the power to appoint his substitute, to represent, and vote all shares of Common Stock of and on behalf of the undersigned as designated on the reverse side at the Annual Meeting of Shareholders of SUNSTAR HEALTHCARE, INC. to be held December 16, 1996, and any adjournments thereof, with all powers the undersigned would possess if personally present and voting at such meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

                                                              PLEASE MARK
                                                              YOUR VOTES AS
                                                              INDICATED IN
                                                              THIS EXAMPLE  [X]


1. ELECTION OF DIRECTORS Warren D. Stowell, David Jesse, Frederick H. Fialkow, Steven Fialkow, Bernard Levine, M.D., Dean L. Sloane, Richard Seidelman, M.D.

   [_] FOR nominees listed     [_] WITHHOLD AUTHORITY
       above (except as            to vote for
       marked to the
       contrary below)

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS AUDITORS
                    [_] FOR    [_] AGAINST     [_] ABSTAIN
3. OTHER BUSINESS: The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting.

       This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.
           If no direction is indicated, the Proxy will be voted FOR Proposals 1 and 2.

                  PLEASE MARK ON THIS SIDE; THEN SIGN, DATE
         AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

                          (Continued from other side)

     This Proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is indicated, the Proxy will be voted FOR Proposals 1 and 2.

      SUNSTAR HEALTHCARE, INC.         THIS PROXY IS SOLICITED ON BEHALF OF THE
           ANNUAL MEETING                         BOARD OF DIRECTORS

           to be held at:             Date: _____________________________ , 1996

Hyatt Regency Orlando International   __________________________________________
       9300 Airport Boulevard         Signature
          Orlando, Florida
                                      __________________________________________
         December 16, 1996            Signature if held jointly
       10:00 A.M., Local Time
                                      PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S)
                                      HEREON. If shares are held in the name of two or more persons, all must sign. when signing as attorney, executor, administrator, personal representative, trustee, or guardian, give full title as such. if signer is a corporation, sign full corporate name by duly authorized officer.